Exhibit 10.3


                 MONSANTO COMPANY BROAD-BASED STOCK OPTION PLAN

1.       PURPOSES

The Monsanto Company Broad-Based Stock Option Plan is designed to:

          o focus employees on business performance that creates stockholder value;

          o provide employees with an incentive to enhance stockholder return; and

          o encourage employees to view the Company from the perspective of its stockholders.

2.       DEFINITIONS

2.1.     "1933 Act" shall have the meaning set forth in Section 8.14(a).

2.2.     "Adjustment Notice" shall have the meaning set forth in Section 6.2.

2.3. "Affiliate" means (i) any entity that is an Associated Company of the Company or a Subsidiary of the Company, and (ii) at a time when Pharmacia beneficially owns a majority of the then-outstanding Shares, Pharmacia and any entity that is an Associated Company of Pharmacia or a Subsidiary of Pharmacia.

2.4. "Associated Company" of the Company or Pharmacia means any corporation, partnership, joint venture, limited liability company, or other entity or enterprise, of which the Company or Pharmacia, as applicable, owns or controls, directly or indirectly, 10% or more of the outstanding shares of stock normally entitled to vote for the election of directors, or of comparable equity participation and voting power, other than a Subsidiary of the Company or Pharmacia, as applicable.

2.5.     "Board" means the board of directors of the Company.

2.6. "Board People Committee" means the People Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Broad-Based Option Plan pursuant to
Section 4.1.

2.7. "Broad-Based Option Plan" means the Monsanto Company Broad-Based Stock Option Plan set forth herein.

2.8. "Change of Control" means a Monsanto Change of Control or a Pharmacia Change of Control.

2.9. "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.10.    "Committee" means the Board People Committee or its permitted delegate.


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2.11.    "Company" means Monsanto Company, a Delaware  corporation  incorporated
February 9, 2000 (originally under the name Monsanto Ag Company), and any successors thereto.

2.12. "Disability" means a physical or mental disability that causes a Participant to be considered disabled under the terms of the disability income plan applicable to such Participant, whether or not such Participant actually receives such disability benefits, or, in the event that there is no disability income plan applicable to such Participant, as determined by the Committee.

2.13.    "Effective Date" has the meaning set forth in Section 3.

2.14. "Eligible Employee" means any employee of the Company or an Affiliate, other than an individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act or whom the Committee has determined is likely to be subject to the requirements of Section 162(m) of the Code at any relevant time.

2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

2.16. "Exercise Price" means the price at which a Participant may purchase a Share covered by an Option.

2.17. "Fair Market Value" means, with respect to any given date on or before the date of the initial public offering of the Shares, the fair market value of a Share as determined by the Committee, and with respect to any given date after the date of the initial public offering of the Shares, the average of the highest and lowest per-share sales prices for the Shares during normal business hours on the New York Stock Exchange for the immediately preceding date, or if the Shares were not traded on the New York Stock Exchange on such date, then on the next preceding date on which the Shares were traded, all as reported by such source as the Committee may select.

2.18. "Grant Date" means the date as of which the Committee determines that an Option shall be effective.

2.19. "Monsanto Change of Control" means the happening of any of the events described in subsections (a) through (d) below, if immediately following such event, Pharmacia does not beneficially own a majority of the then-outstanding
Shares:

(a) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of either (i) the Requisite Common Percentage (as defined herein) of the
         then-outstanding   shares  of  common   stock  of  the   Company   (the
         "Outstanding Company Common Stock") or (ii) the Requisite Voting Percentage (as defined herein) of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company or a Subsidiary of the Company; (C) any acquisition by any

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         employee benefit plan (or related trust) sponsored or maintained by the
         Company or a Subsidiary of the Company; or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (i),
         (ii) and (iii) of subsection (c) of this definition;

(b) individuals who, as of the date of the initial public offering of the common stock of the Company, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
         (ii) no Person (excluding the Company, a Subsidiary of the Company, any corporation resulting from a Business Combination or any employee benefit plan (or related trust) thereof) beneficially owns, directly or indirectly, the Requisite Common Percentage of the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the Requisite Voting Percentage of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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2.20.    "Monsanto Leadership Team" means those individuals who are, immediately before a Pharmacia Change of Control, members of the Monsanto Leadership Team or any successor group thereto.

2.21. "Option" means a right granted under this Broad-Based Option Plan to a Participant to purchase a Share at a specified price for a specified period of time.

2.22.    "Option Documents" has the meaning set forth in Section 7.1.

2.23. "Participant" means an Eligible Employee to whom an Option has been granted pursuant to this Broad-Based Option Plan; provided, that in the case of the death or legal incapacity of a Participant, the term "Participant" shall refer to a beneficiary designated pursuant to Section 8.1 or the guardian or legal representative of the Participant acting in a fiduciary capacity on behalf of such Participant under state law and court supervision or comparable office and supervision under applicable foreign law.

2.24. "Performance Objective" means a performance objective adopted by the Committee pursuant to this Broad-Based Option Plan for Participants who have received grants of Options. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

2.25. "Pharmacia" means Pharmacia Corporation, a Delaware corporation, and any successor thereto.

2.26. "Pharmacia Change of Control" means the happening of any of the events described in subsections (a) through (d) below, if immediately following such event, Pharmacia beneficially owns a majority of the then-outstanding Shares:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then-outstanding shares of common stock of Pharmacia (the "Outstanding Pharmacia Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of Pharmacia entitled to vote generally in the election of directors (the "Outstanding Pharmacia Voting Securities"); provided, that for purposes of this subsection
         (a),  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (A) any acquisition directly from Pharmacia; (B) any acquisition by the Company, Pharmacia, or a Subsidiary of either of them; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, Pharmacia, or a Subsidiary of either of them; or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and
         (iii) of subsection (c) of this definition;

(b) individuals who, as of the date of the initial public offering of the Shares, constitute the Board of Directors of Pharmacia (the "Incumbent

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         Pharmacia  Board"),  cease  for any  reason  to  constitute  at least a majority of the Pharmacia Board; provided, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Pharmacia's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Pharmacia Board shall be considered as though such individual were a member of the Incumbent Pharmacia Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of Pharmacia;

(c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Pharmacia or the acquisition of assets or stock of another corporation (a "Pharmacia Business Combination"), in each case, unless, following such Pharmacia Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Pharmacia Common Stock and Outstanding Pharmacia Voting Securities immediately prior to such Pharmacia Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Pharmacia Business Combination (including without limitation a corporation that as a result of such transaction owns Pharmacia or all or substantially all of Pharmacia's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Pharmacia Business Combination of the Outstanding Pharmacia Common Stock and Outstanding Pharmacia Voting Securities, as the case may be, (ii) no Person (excluding the Company, Pharmacia, a Subsidiary of either of them, any corporation resulting from such Pharmacia Business Combination or any employee benefit plan (or related trust) thereof) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Pharmacia Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Pharmacia Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Pharmacia Business Combination were members of the Incumbent Pharmacia Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Pharmacia, providing for such Pharmacia Business Combination; or

(d) approval by the stockholders of Pharmacia of a complete liquidation or dissolution of Pharmacia.

2.27. "Requisite Common Percentage" means, as of any given time, a percentage equal to or greater than the higher of (i) 20 percent and (ii) the percentage of the then-outstanding Shares then beneficially owned by Pharmacia.

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2.28.    "Requisite Voting Percentage" means, as of any given time, a percentage equal to or greater than the higher of (i) 20 percent and (ii) the percentage of the voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors then beneficially owned by Pharmacia.

2.29. "Retirement" means a Participant's Termination of Employment on or after the date on which the Participant attains age 50.

2.30. "Second Trigger" shall be considered to have occurred (i) with respect to all Participants if, during the one-year period immediately following a Pharmacia Change of Control, one of the following occurs: (A) more than half of the members of the Monsanto Leadership Team experience a Termination without Cause or a Termination for Good Reason; (B) the headquarters of the Company is relocated by more than 35 miles from its location immediately before the Pharmacia Change of Control, or a plan to effect such a relocation is publicly announced; (C) it is publicly announced that Pharmacia intends to take steps that will result in its ceasing to beneficially own a majority of the then-outstanding Shares or that would otherwise result in a Monsanto Change of Control, and such steps have not previously been approved by a majority of the members of the Monsanto Leadership Team; and (ii) with respect to a given Participant if, during the period of one year immediately following a Pharmacia Change of Control, or the Participant experiences a Termination without Cause, or a Termination for Good Reason.

2.31. "Section." Unless otherwise indicated, all "Section" references are to sections of this Broad-Based Option Plan.

2.32. "Shares" means shares of the Company common stock. If there has been an adjustment or substitution pursuant to Section 6, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which the Shares are adjusted pursuant thereto.

2.33. "Subsidiary" of the Company or Pharmacia means any corporation, partnership, joint venture, limited liability company, or other entity or enterprise of which the Company or Pharmacia, as applicable, owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors, or of comparable equity participation and voting power.

2.34. "Termination for Cause" of a Participant or any other individual means a Termination of Employment for "cause," "just cause," "misbehavior," or any similar term, as defined in any unexpired employment agreement between the Participant or other individual and the Company or an Affiliate, as the case may be (including without limitation any employment agreement the effectiveness of which has been triggered by a change of control as defined therein), or, in the absence of such an agreement, or if such agreement exists but does not define any such term, an involuntary Termination of Employment of the Participant or other individual on account of the Participant's or other individual's engaging in (i) any willful or intentional neglect in performing his duties, including, but not limited to, fraud, misappropriation or embezzlement involving property of the Company or an Affiliate, or (ii) any other intentional wrongful act that may impair the goodwill or business of the Company or an Affiliate, or that may cause damage to any of their businesses.

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2.35.    "Termination  without Cause" of a Participant  or any other  individual means a Termination of Employment that is involuntary on the part of the Participant or other individual, other than a Termination for Cause or as a result of the Participant's death or Disability.

2.36. "Termination of Employment" of a Participant or any other individual occurs when the Participant or other individual is no longer either an employee of the Company or any of the Affiliates (including without limitation because the entity that employs the Participant or other individual has ceased to be an Affiliate).

2.37. "Termination for Good Reason" with respect to a Participant means the Participant's Termination of Employment for "good reason," "just cause," "material breach by the employer" or any similar term, as defined in any unexpired employment agreement between the Participant and the Company or an Affiliate, as the case may be (including without limitation any employment agreement the effectiveness of which has been triggered by a change of control as defined therein), or, in the absence of such an agreement, or if such agreement exists but does not define any such term, the Participant's Termination of Employment by action of the Participant following: (i) any change affecting the position of the Participant (whether resulting from a transfer of the Participant to another position, a change in the Company's business, or any other event) such that the Participant no longer has a position substantially equivalent to the Participant's position immediately before the Pharmacia Change of Control for which the Participant is qualified by education, training and experience; (ii) a decrease in the Participant's salary; (iii) a material decrease in the Participant's opportunity to earn annual and long-term incentive compensation as compared to the opportunities provided to the Participant before the Pharmacia Change of Control; (iv) a material decrease in the aggregate value of the Participant's employee benefits and fringe benefits as compared to those provided to the Participant before the Pharmacia Change of Control; or (v) a requirement that the Participant relocate his or her place of employment by more than 35 miles.

3.       EFFECTIVE DATE OF BROAD-BASED STOCK OPTION PLAN

The effective date (the "Effective Date") of this Broad-Based Option Plan is August 23, 2000, the date as of which this Broad-Based Option Plan was adopted by the Board.

4.       ADMINISTRATION

4.1. Delegation. This Broad-Based Option Plan shall be administered by the Board People Committee except to the extent the Board People Committee delegates administration pursuant to this paragraph. The Board People Committee may delegate all or a portion of the administration of this Broad-Based Option Plan to one or more committees, and may authorize further delegation by the committees to senior managers of the Company, its Subsidiaries, or Pharmacia; provided, that no delegation may be made of the powers granted to the Board People Committee under Section 8.16. Any such delegation may be revoked by the Committee at any time.

4.2. Scope of Authority. The Committee shall have full power and authority to administer and interpret this Broad-Based Option Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of this Broad-Based Option Plan as the Committee deems necessary

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or advisable. The Committee's powers include, but are not limited to (subject to the specific limitations described herein), the authority to determine the employees to be granted Options under this Broad-Based Option Plan; to determine the size and applicable terms and conditions of grants to be made to such employees; to determine the time when Options will be granted; to determine the terms and conditions of any grant, including, without limitation, the Exercise Price, any vesting condition, restriction or limitation (which may contain Performance Objectives relating to the performance of the Participant, the Company or an Affiliate) and any acceleration of vesting or waiver of forfeiture regarding any grant and the Shares relating thereto; to determine whether a resignation was voluntary and whether a Termination of Employment was a Termination for Cause; and to modify, amend or adjust the terms and conditions of any grant made to a Participant, at any time; provided, that the Committee may not reduce the Exercise Price of, or cancel and regrant, any outstanding Option.

4.3. Actions and Interpretations. The Committee's interpretations of this Broad-Based Option Plan and of Option Documents, and all actions taken and determinations made by the Committee concerning any matter arising under or with respect to this Broad-Based Option Plan or any Options granted hereunder, shall be in its sole discretion and final, binding and conclusive on all interested parties, including the Company, an Affiliate, stockholders of any of those entities, and all former, present and future employees thereof. The Committee may, with respect to all questions of accounting, rely conclusively upon any determination made by the internal accountants of the Company.

4.4. Board Authority. Any authority granted to the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

5.       SHARES AUTHORIZED

5.1. Total Number. The total number of Shares that may be delivered pursuant to Options under this Broad-Based Option Plan shall not exceed the number of Shares that equals 1.05% of the outstanding Shares immediately after the initial public offering of the Shares.

5.2. Source. The Shares for which Options may be granted under this Broad-Based Option Plan may be authorized but unissued Shares not reserved for any other purposes or Shares held in or acquired for the treasury of the Company, or both.

5.3. Forfeitures, Etc. If any Option is forfeited without being exercised or any Option's term expires, the Shares that are, as a result, not delivered to the Participant shall again be available for delivery pursuant to Options under this Broad-Based Option Plan. If the Exercise Price of any Option granted under this Broad-Based Option Plan is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Broad-Based Option Plan. To the extent any Shares covered by an Option are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares shall not be

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deemed to have been delivered for purposes of determining  the maximum number of
Shares available for delivery under this Broad-Based Option Plan.

6.       SHARE ADJUSTMENTS

6.1. Adjustments. In the event of any change in corporate capitalization such as a stock split, any corporate transaction, such as a merger, consolidation, separation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of reorganization in Section 368 of the Code), or any partial or complete liquidation of the Company, then notwithstanding any other provision of this Broad-Based Option Plan, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of Shares reserved for delivery pursuant to Options under this Broad-Based Option Plan, in the number and kind of Shares subject to outstanding Options, in the Exercise Price of outstanding Options, and/or such other equitable substitution or adjustments as it may determine to be appropriate; provided, that the number of Shares subject to any Option shall always be a whole number.

6.2. Adjustment Notices. Notice of any adjustment or substitution pursuant to this Section 6 (the "Adjustment Notice") shall be given by the Company to each Participant holding an affected Option; provided, that such adjustment or substitution shall be effective and binding for all purposes of this Broad-Based Option Plan whether or not an Adjustment Notice is given. An Adjustment Notice may be given by making it generally available to Participants via a newsletter or other written employee communication, whether such communication is made available on paper or electronically. Adjustment Notices, when given, shall be considered to be part of the Option Documents for each affected Option.

7.       TERMS AND CONDITIONS OF STOCK OPTIONS

7.1. Option Documents. Each Option shall be evidenced by written materials, including necessary terms and conditions, in such form as the Committee may from time to time prescribe (the "Option Documents").

7.2. Grants of Options. The Committee may grant Options to Eligible Employees at such times and to the extent the Committee deems advisable.

7.3. Exercise Price. The per-Share Exercise Price of an Option shall be established by the Committee in connection with the grant thereof, but shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

7.4. Type of Options. Options hereunder shall not be "incentive stock options" within the meaning of Section 422 of the Code.

7.5. Exercise of Options. An Option or portion thereof may be exercised during the period beginning on the date when it first becomes exercisable in accordance with its terms, and ending upon the expiration of its term or, if sooner, when it is forfeited as a result of a Termination of Employment or otherwise in accordance with the terms and conditions of the Option. The term of an Option shall expire on such date, not later than the tenth anniversary of the

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

Grant Date, as set forth in the applicable Option Documents. To exercise an Option, a Participant shall give notice to the Company or its agent, specifying the number of Shares with respect to which the Option is being exercised and otherwise complying with such procedures as the Committee may from time to time establish (which may include procedures for oral notices of exercise).

7.6. Payment of Exercise Price. For each Option, the applicable Option Documents shall specify the form of consideration to be paid in satisfaction of the Exercise Price, which may include (i) cash in the form of United States currency or foreign currency converted to United States dollars at the exchange rate in effect on the exercise date or cashier's check or certified check payable to the order of the Company, (ii) Shares owned free of any restrictions, without being subject to forfeiture, for at least six months by the Participant, or (iii) any other method designated by the Committee. No exercise of an Option shall be effective before payment of the Exercise Price therefor.

7.7. Effect of Termination of Employment on Exercise of Options. Unless otherwise set forth in the applicable Option Documents, the effect of a Participant's Termination of Employment on any Option then held by the Participant to the extent it has not previously expired or been exercised, shall be as follows:

(a) Before Vesting has Commenced. If such Participant's Termination of Employment occurs before any portion of the Option is exercisable, the Participant shall forfeit such Option;

(b) After Vesting has Commenced. If such Termination of Employment occurs after the Option has become exercisable in whole or in part:

         (i) Voluntary Resignation. As a result of the Participant's voluntary resignation, such Option shall be exercisable for a period of 90 days following such Termination of Employment, to the extent it is exercisable immediately before such Termination of Employment, and shall then be forfeited to the extent not exercised;

         (ii) Termination for Cause. In a Termination for Cause, the Participant shall forfeit such Option;

         (iii) Retirement. By reason of the Participant's Retirement, such Option shall be exercisable for a period of five years following such Termination of Employment, to the extent it is exercisable immediately before such Termination of Employment, and shall then be forfeited to the extent not exercised; and

         (iv) Other Involuntary Termination. In the case of any other Termination of Employment, such Option shall be exercisable for a period of one year following such Termination of Employment (including by reason of death or Disability), to the extent it is exercisable immediately before such Termination of Employment, and shall then be forfeited to the extent not exercised.

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

(c) Limitation. Notwithstanding the foregoing, in no event shall an Option be exercisable after the expiration of its term.

7.8. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Participant or upon a beneficiary of a Participant to exercise such Option.

8.       MISCELLANEOUS PROVISIONS

8.1. Non-Transferability. During a Participant's lifetime, his or her Options shall be exercisable only by the Participant. No Option shall be transferable other than by will or the laws of descent and distribution; no Option shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of an Option shall be recognized as valid. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant's death, may be provided.

8.2. No Right to Continued Employment. Nothing contained in this Broad-Based Option Plan, any Option Documents or any booklet or document describing or referring to this Broad-Based Option Plan shall be deemed to confer on any Eligible Employee the right to continue in the employ of the Company or an Affiliate, whether for the duration of a Participant's Option vesting schedule or otherwise, or affect the right of the Company or an Affiliate to terminate the employment of any such person for any reason.

8.3. Governing Law; Construction. This Broad-Based Option Plan and any actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the application of the conflicts of laws provisions thereof. Titles and headings to Sections are for purposes of reference only and shall in no way limit, define or otherwise affect the meaning or interpretation of this Broad-Based Option Plan.

8.4. Certain Tax Matters. Notwithstanding any other provision of this Broad-Based Option Plan, the Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of any Option or otherwise in connection with any Option, including, without limitation, the withholding of cash or Shares that would be paid or delivered pursuant to such exercise until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Option in an amount sufficient to reimburse the Company for the minimum amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award in order to withhold or reimburse the Company for the minimum amount it is required to so withhold. In addition, the Committee may establish appropriate procedures to ensure that it receives prompt notice of any event that may make available to the Company or any Affiliate any tax deduction in connection with an Option.

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

8.5. Foreign Participants. In order to facilitate the granting of Options to Eligible Employees who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Options, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Broad-Based Option Plan as it may consider necessary or appropriate for the purposes of this
Section 8.5 without thereby affecting the terms of this Broad-Based Option Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Broad-Based Option Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

8.6. No Rights as a Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Option prior to the date that the Participant is recorded as the holder of such Shares on the records of the Company or such Shares are delivered to such Participant by book-entry registration or delivery of a certificate or certificates therefor to the Participant or to a custodian or escrow agent designated by the Committee (which may include, without limitation, the Company or one or more of its employees).

8.7. No Right to Options. No employee or other person shall have any claim or right to be granted an Option under this Broad-Based Option Plan. Having received a grant of an Option under this Broad-Based Option Plan shall not give a Participant or other person any right to receive any other grant of Options under this Broad-Based Option Plan. A Participant shall have no rights or interests in any Option, except as set forth herein and in the applicable Option Documents.

8.8. Unfunded Plan. It is presently intended that this Broad-Based Option Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of this Broad-Based Option Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the delivery of the Shares upon exercise of any Option granted pursuant to this Broad-Based Option Plan.

8.9. Exclusion from Pension and other Benefit Plan Computation. Except to the extent otherwise required by applicable law, by exercise of an Option, (i) each Participant shall be deemed to have agreed that such Option is special incentive compensation that will not be taken into account, in any manner, as salary, wages, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or an Affiliate, and (ii) each beneficiary of a deceased Participant shall be deemed to have agreed that such Option will not affect the amount of any life insurance coverage, if any, provided by the Company or an Affiliate on the life of the Participant that is payable to the beneficiary under any life insurance plan covering employees or directors of the Company or an Affiliate.

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

8.10. Notice. Except as otherwise provided in this Broad-Based Option Plan, all notices or other communications required or permitted to be given under this Broad-Based Option Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the sender at the time the notice or other communication is sent.

8.11. Inurement of Rights and Obligations. The rights and obligations under this Broad-Based Option Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

8.12. Costs and Expenses of This Broad-Based Stock Option Plan. Except as otherwise provided herein, the costs and expenses of administering this Broad-Based Option Plan shall be borne by the Company, and shall not be charged to any Option grant nor to any Participant receiving an Option grant. Costs and expenses associated with the exercise of any Option granted under this Broad-Based Option Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

8.13.    No Limitation on Rights of the Company

(a) The grant of any Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. Further, this Broad-Based Option Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume Options, other than under this Broad-Based Option Plan, to or with respect to any other person.

(b) If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Option granted to such Participant and specified by the Committee pursuant to the provisions of this Broad-Based Option Plan.

8.14.    Legal Requirements

(a) Restrictions on Resale. Notwithstanding any other provision of this Broad-Based Option Plan, no Participant who acquires Shares pursuant to this Broad-Based Option Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act")), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

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

(b) Registration, Listing and Qualification of Shares. Notwithstanding any other provision of this Broad-Based Option Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Option upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase or receipt of Shares thereunder, no such Option may be exercised, and no Shares may be delivered or received pursuant to such Option, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant exercising an Option or receiving Shares thereunder shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under this Broad-Based Option Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

8.15. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Broad-Based Option Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

8.16.    Amendment or Termination

(a) The Board People Committee may, from time to time, amend or modify this Broad-Based Option Plan or any outstanding Options, including, without limitation, to authorize the Committee to make Options payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Options, or terminate this Broad-Based Option Plan or any provision thereof; provided, that no amendments or modifications to this Broad-Based Option Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the Company, permit the Company to decrease the Exercise Price of any outstanding Option; and provided, further, that amendments to Section
         5.1 shall require the approval of the Board.

(b) No amendment to or termination of this Broad-Based Option Plan or any provision hereof, and no amendment to or cancellation of any outstanding Option shall, without the written consent of the affected Participant, adversely affect any outstanding Option.

(c) Notwithstanding the above provisions, the Board People Committee shall have authority to amend outstanding Options and this Broad-Based Option Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options that qualify for beneficial treatment under such rules, without stockholder approval and without the consent of affected Participants.

8.17.    Change of Control

(a) The provisions of this Section 8.17(a) shall apply notwithstanding any provision of this Broad-Based Plan other than Sections 8.4, 8.14, and 8.17(b), unless the Committee determines otherwise at the time of grant. Upon the occurrence of a Monsanto Change of Control, all then-outstanding Options, whether or not previously exercisable, shall vest and be exercisable. In addition, upon the occurrence of a Second Trigger after a Pharmacia Change of Control with respect to a Participant, all then-outstanding Options, whether or not previously exercisable, shall vest and be exercisable.

(b) With respect to Options held by a Participant who is also a Participant in the Monsanto Company Excess Parachute Tax Indemnity Plan (the "Indemnity Plan") or any comparable or successor plan at the time of a Change of Control, the vesting provided for in Section 8.17(a) shall not occur as a result of that Change of Control, to the extent that the provisions of Section 4(b) of the Indemnity Plan (or any comparable provision of such comparable or successor plan) require that such vesting not occur.









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